                                                                 Exhibit 10.39

IBIS TECHNOLOGY CORPORATION HAS OMITTED FROM THIS EXHIBIT 10.39 PORTIONS OF THE EXHIBIT FOR WHICH IT HAS REQUESTED CONFIDENTIAL TREATMENT FROM THE SECURITIES AND EXCHANGE COMMISSION. THE PORTIONS OF THE AGREEMENT FOR WHICH
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED ARE MARKED [    ] AND SUCH
CONFIDENTIAL PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

[LETTERHEAD]

April 14, 1998

IBIS TECHNOLOGY CORPORATION
32A Cherry Hill Drive
Danvers, MA  01923
U.S.A.

Attention:  Mr. Al Alioto, Vice President, Sales & Marketing

Re: Purchase Order for This 1000 Implanter

Dear Sirs:

This letter serves as our formal purchase order for the Ibis 1000 Implanter, the specifications of which are summarized in the Appendix A attached, according to the following terms and conditions.

(1)      Purchase Price:   [    ]
(2)      Payment Terms:

         - [ ] within [ ] days after Ibis' acceptance of this purchase order

         - [ ] upon completion of assembly, test and demonstration of the designed capability to produce good quality SIMOX wafers at Ibis to the specifications agreed between MSIL and Ibis

         - Balance upon installation test run and acceptance by MSIL in Japan, such tests and acceptance criteria to be agreed between MSIL and Ibis prior to shipment.

                       MITSUBISHI MATERIALS SILICON CORPORATION
                     314 NISHISANGAO NODA-SHI CHIBA-KEN 278 JAPAN

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

[LETTERHEAD]

(3)      Spares and Services
         Separate purchase orders will be placed for spare parts and services.

We will look forward to receiving your acceptance of this order. We would also like to receive your latest delivery schedule for the equipment.

With. best regards.
Sincerely yours,

/s/ Yunchi Furukawa
Yunchi Furukawa
Managing Director

Attachment



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

                                                                Exhibit 10.40

                                   APPENDIX A
                        Ibis 1000 Implanter Specification
                                     Summary

[    ]





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